Exhibit 99.3

Project Jefferson – Employee Note

Dear all,

I am writing to share some exciting news. This morning, we announced that Hersha Hospitality Trust has agreed to be acquired by affiliates of KSL Capital Partners (“KSL”), a leading investor in exceptional travel and leisure businesses. The press release we just issued is attached.

This transaction is truly a testament to everything we have accomplished at Hersha, and we are proud of the work our team has done to build on Hersha’s culture and capabilities and make the company what it is today. Together, we have curated a high-quality portfolio of lifestyle and leisure and urban properties in strategic gateway markets, which is reflected in the transaction’s significant premium to our public market valuation.

For those of you who may not be familiar, KSL is a firm with a long history of investing in fantastic businesses in hospitality and leisure, including ski resorts, golf courses, private clubs and all-inclusive resorts, leveraging its deep operational heritage to identify and unlock unique opportunities for growth.

Following the close of the transaction, it is currently expected that our team will continue to operate the company and that HHM will continue to manage our properties. KSL shares our owner-operator mindset and focus on excellence, and with their broader expertise in hospitality and leisure, we believe this transaction has the potential to create opportunities for our entire team.

Today’s announcement is just the first step. It will take some time before the transaction would close, subject to customary closing conditions, following which Hersha would become a private company and start our next chapter. We anticipate the close will, subject to such closing conditions, take place in the fourth quarter of 2023. Until that time, it’s business as usual and we ask that you remain focused on your day-to-day responsibilities and maintaining the high standards that have made Hersha a leader in our industry.

As a reminder, if you are contacted by a reporter or an investor, please do not respond and instead direct all inquiries to Ashish Parikh at ashish.parikh@hersha.com.
We will continue to keep you updated on developments over the weeks and months ahead.

Thank you again for your hard work and commitment to Hersha Hospitality Trust.

Sincerely,

Neil H. Shah

Additional Information and Where to Find It

In connection with the proposed transaction, the Company plans to file relevant materials with the SEC, including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement, and any other relevant materials in connection with the transaction (when they become available) and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov or by accessing the Investor Relations section of the Company’s website at https://www.hersha.com.

Participants in the Solicitation

The Company and its trustees and certain of its executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed transaction. Information about the Company’s trustees and executive officers and their interests in the Company’s securities is set forth in the Company’s proxy statement on Schedule 14A for its 2023 annual meeting of shareholders, filed with the SEC on April 13, 2023, and subsequent documents filed with the SEC.

Additional information regarding the identity of participants in the solicitation of proxies, and a description of their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction when they become available.

Cautionary Statement Regarding Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements containing the words, “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may,” “could,” “will,” “would,” “forecast,” “project,” “potential,” “likely,” or the negative of these words and words of similar import. Such forward-looking statements relate to future events, the Company’s plans, strategies, prospects and future financial performance, and involve known and unknown risks that are difficult to predict, uncertainties and other factors that are, in some cases, beyond the Company’s control and which could materially affect its actual results, performance or achievements or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Readers should specifically consider the various factors identified in this press release and other reports filed by the Company with the SEC, including, but not limited to those discussed in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and the Company’s subsequent periodic reports filed with the SEC that could cause actual results to differ.

Statements regarding the following subjects are forward-looking by their nature: the Company’s business or investment strategy; the Company’s projected operating results; the Company’s ability to generate positive cash flow from operations; the Company’s distribution policy; the Company’s liquidity and management’s plans with respect thereto; completion of the proposed transaction; the Company’s ability to maintain existing financing arrangements, including compliance with covenants and its ability to obtain future financing arrangements or refinance or extend the maturity of existing financing arrangements as they come due; the Company’s ability to negotiate with lenders; the Company’s understanding of its competition; market trends; projected capital expenditures; the impact of inflation and the change in interest rates; the potential effects of a pandemic or epidemic; the supply and demand factors in the Company’s markets or sub-markets, or a potential recessionary environment; the Company’s access to capital on the terms and timing expected; the restoration of public confidence in domestic and international travel; permanent structural changes in demand for conference centers by business and leisure clientele; and the Company’s ability to dispose of selected hotel properties on the terms and timing expected, if at all.

Forward-looking statements are based on the Company’s beliefs, assumptions, projections and expectations, taking into account all information currently available. These beliefs, assumptions, projections and expectations are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances, many of which are beyond the Company’s control, and which can change as a result of many possible events or factors, not all of which are known to the Company. If a change occurs, the Company’s business, financial condition, liquidity and results of operations may vary materially from those expressed in forward-looking statements. Readers should not place undue reliance on forward-looking statements.

Important factors that the Company thinks could cause actual results to differ materially from expected results are summarized below. New factors emerge from time to time, and it is not possible for the Company to predict which factors will arise. In addition, the Company cannot assess the impact of each factor on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

The following non-exclusive list of factors could also cause actual results to vary from our forward-looking statements: the ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the Company's shareholder approval and satisfaction of other closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the proposed transaction; risks that the proposed transaction disrupts the Company’s current plans and operations or diverts the attention of the Company’s management or employees from ongoing business operations; the risk of potential difficulties with the Company’s ability to retain and hire key personnel and maintain relationships with third parties as a result of the proposed transaction; the failure to realize the expected benefits of the proposed transaction; the risk that the proposed transaction may involve unexpected costs and/or unknown or inestimable liabilities; the risk that the Company’s business may suffer as a result of uncertainty surrounding the proposed transaction; the risk that shareholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; effects relating to the announcement of the transaction or any further announcements or the consummation of the transaction on the market price of the Company’s common shares; general volatility of the capital markets and the market price of the Company’s common shares; changes in the Company’s business or investment strategy; availability, terms and deployment of capital; changes in the Company’s industry and the market in which it operates, interest rates, or the general economy; decreased international travel because of geopolitical events, including terrorism and current U.S. government policies such as immigration policies, border closings, and travel bans related to COVID-19; widespread adoption of teleconference and virtual meeting technologies could reduce the number of in person business meetings and demand for travel and the Company’s services; uncertainty surrounding the financial stability of the United States, Europe and China; the degree and nature of competition; financing risks, including (i) the risk of leverage and the corresponding risk of default on the Company’s mortgage loans and other debt, including default with respect to applicable covenants, (ii) potential inability to obtain waivers of covenants or refinance or extend the maturity of existing indebtedness and (iii) the Company’s ability to negotiate with lenders; levels of spending in the business, travel and leisure industries, as well as consumer confidence; declines in occupancy, average daily rate and RevPAR and other hotel operating metrics;  hostilities, including future terrorist attacks, or fear of hostilities that affect travel; financial condition of, and relationships with, the Company’s joint venture partners, third-party property managers, and franchisors; increased interest rates and operating costs and the impact of inflation; ability to complete development and redevelopment projects; risks associated with potential dispositions of hotel properties; availability of and the Company’s ability to retain qualified personnel; decreases in tourism due to pandemics, geopolitical instability or changes in foreign exchange rates; the Company’s failure to maintain its qualification as a real estate investment trust, under the Internal Revenue Code of 1986, as amended; environmental uncertainties and risks related to natural disasters and increases in costs to insure against those risks; changes in real estate and zoning laws and increases in real property tax rates; the uncertainty and economic impact of pandemics, epidemics, or other public health emergencies or fear of such events, and the measures that international, federal, state and local governments, agencies and/or health authorities may implement to address such events, which may have adverse effects on the Company’s financial conditions, results of operations, cash flows, and performance for an indefinite period of time; world events impacting the ability or desire of people to travel, which may lead to a decline in demand for hotels; and the factors discussed in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in other reports the Company files with the SEC from time to time.

These factors are not necessarily all of the important factors that could cause our actual results, performance or achievements to differ materially from those expressed in or implied by any of our forward-looking statements. Other unknown or unpredictable factors, many of which are beyond our control, also could harm our results, performance or achievements.

All forward-looking statements contained in this press release are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made, and the Company disclaims any obligation to update publicly any of these statements to reflect actual results, new information, or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If the Company updates one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect to those or other forward-looking statements.